Supplement dated March 12, 2012 to prospectus dated May 1, 2011 for the

AdvantEdge flexible premium variable annuity issued by

Integrity Life Insurance Company through its Separate Account I

This is a supplement to the prospectus identified above.  This supplement describes important changes to your variable annuity, which may be called “AdvantEdge,” “GrandMaster flex3” or “GrandMaster,” depending on when it was purchased.  Please retain this supplement for future reference.

Two- and Three-year Guaranteed Rate Options (GROs) no longer available

Effective May 1, 2012, we will no longer offer two- and three-year GROs or any Guarantee Periods of less than five years.  We will offer GROs of five, seven and ten years.

Default Option at Maturity of Two- and Three-Year GROs

If you have a two- or three-year GRO maturing on or after May 1, 2012 and we do not receive your instructions in Good Order at our Processing Office before the end of that maturing GRO, when the GRO ends we will apply the following default options:

•                  For AdvantEdge contracts issued on or after February 25, 2008 in Florida, Illinois, Maryland, Massachusetts, Minnesota, Pennsylvania, South Carolina, Texas, Utah, Virginia or Washington, we will transfer the Account Value in your maturing GRO to the Touchstone VST Money Market Fund.

If your Account Value is transferred to the Money Market fund, it will be subject to risk of loss, including loss of principal.  If you choose to allow any Account Value in a maturing GRO to go into the Touchstone VST Money Market Fund, you should read the fund’s prospectus and understand the risks before investing.  The Touchstone VST Money Market Fund charges management fees and other expenses that are deducted from the fund.  Also, the Mortality and Expense Risk charge for your variable annuity will be deducted from the Account Value invested in the Touchstone VST Money Market Fund, as with all of the Variable Account Options.

•                  For AdvantEdge contracts issued on or after February 25, 2008 in any state other than those states listed above; and for all GrandMaster flex 3 contracts (issued between May 1, 2002 and February 24, 2008); and for all GrandMaster contracts issued between February 1, 1997 and April 30, 2006, we will transfer the Account Value in your maturing GRO to the five-year GRO.

•                  For all GrandMaster contracts issued between July 16, 1986 and January 31, 1997, we will transfer the Account Value in your maturing GRO to the four-year GRO.

Summary of Default Options for AdvantEdge, GrandMaster flex3 and GrandMaster

Contract Name/ Issue Date	State of Issue	Default
AdvantEdge On or after February 25, 2008	Florida, Illinois, Maryland, Massachusetts, Minnesota, Pennsylvania, South Carolina, Texas, Utah, Virginia and Washington	Touchstone VST Money Market
AdvantEdge On or after February 25, 2008	Any state OTHER THAN Florida, Illinois, Maryland, Massachusetts, Minnesota, Pennsylvania, South Carolina, Texas, Utah, Virginia and Washington	5-year GRO
GrandMaster flex3 May 1, 2002-February 24, 2008	Any state	5-year GRO
GrandMaster February 1, 1997-April 30, 2002	Any state	5-year GRO
GrandMaster July 16, 1986-January 31, 1997	Any state	4-year GRO

Allocations of Record

On May 1, 2012, if you have allocations of record used for future contributions, systematic contributions or systematic transfers that include a two- or three-year GRO, you should change your allocation.  If you do not change your allocation, we will automatically change your allocation as described above under “Default Option at Maturity of Two- and Three-Year GROs.”